UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

(Amendment No.         )

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Assured Guaranty Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ASSURED GUARANTY LTD. 2021 Annual General Meeting Vote by May 4, 2021 11:59 PM ET. For shares held in a Plan, vote by May 2, 2021 11:59 PM ET. ASSURED GUARANTY LTD. 30 WOODBOURNE AVENUE HAMILTON, HM 08 BERMUDA D37442-P51090 You invested in ASSURED GUARANTY LTD. and it's time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 5, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 5, 2021 1 p.m. London time 6 Bevis Marks London EC3A 7BA United Kingdom * Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of the following persons as Directors of Assured Guaranty Ltd. (the "Company") for a term expiring at the 2022 Annual General Meeting:	
Nominees:	
1a. Francisco L. Borges	For
1b. G. Lawrence Buhl	For
1c. Dominic J. Frederico	For
1d. Bonnie L. Howard	For
1e. Thomas W. Jones	For
1f. Patrick W. Kenny	For
1g. Alan J. Kreczko	For
1h. Simon W. Leathes	For
1i. Michelle McCloskey	For
1j. Michael T. O'Kane	For
1k. Yukiko Omura	For
1l. Lorin P.T. Radtke	For
1m. Courtney C. Shea	For
2. Advisory vote on the compensation paid to the Company's named executive officers	For
3. Appointment of PricewaterhouseCoopers LLP as the independent auditor of the Company for the fiscal year ending December 31, 2021 and authorization of the Board of Directors, acting through its Audit Committee, to set the remuneration of the independent auditor of the Company	For
4. Authorization of the Company to vote its shares in its subsidiary Assured Guaranty Re Ltd. to:	
4A. Elect the following individuals as directors of Assured Guaranty Re Ltd. for a term expiring on the date of the 2022 annual general meeting of Assured Guaranty Re Ltd. shareholders:	
Nominees:	
4aa. Howard W. Albert	For
4ab. Robert A. Bailenson	For
4ac. Russell B. Brewer II	For
4ad. Gary Burnet	For
4ae. Ling Chow	For
4af. Stephen Donnarumma	For
4ag. Dominic J. Frederico	For
4ah. Darrin Futter	For
4ai. Walter A. Scott	For
4B. Appoint PricewaterhouseCoopers LLP as the independent auditor of Assured Guaranty Re Ltd. for the fiscal year ending December 31, 2021	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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